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Exhibit 10.8

FIRST AMENDMENT TO THE
GUESS?, INC.
2006 NON-EMPLOYEE DIRECTORS'
STOCK GRANT AND STOCK OPTION PLAN
(As Amended and Restated Effective September 28, 2007)

        WHEREAS, Guess?, Inc. (the "Company") maintains the Guess?, Inc. 2006 Non-Employee Directors' Stock Grant and Stock Option Plan (as may be amended, restated and/or modified from time to time, the "Plan");

        WHEREAS, pursuant to Section 6 of the Plan, the Board of Directors of the Company may amend the Plan at any time, subject to certain limitations;

        WHEREAS, the Plan and certain forms of agreements related thereto, including the Restricted Stock Agreement (the "Form Agreement"), do not clearly address the issuance of shares in book entry form or other uncertificated means and the rights, if any, the holders of such shares may have under the Plan; and

        WHEREAS, the Company wishes to amend the Plan and the Form Agreement to permit the issuance of shares in book entry form and clarify the rights, if any, the holders of such shares have under the Plan;

        NOW, THEREFORE, the Form Agreement, in substantially the form attached hereto as Exhibit A, is hereby adopted and approved, effective as of December 17, 2007; and

        RESOLVED FURTHER, the Plan is hereby amended, effective as of December 17, 2007, as follows:

SECTION 5

RESTRICTED STOCK GRANTS

  1.
  Subsection 5(c) is amended in its entirety to read as follows:

          "Vesting.    Each Restricted Stock Award granted under this Section 8 shall become vested as to 100% of the total number of shares of Common Stock subject thereto upon the first to occur of (i) the first anniversary of the date of grant or (ii) a termination of service on the Board if such Eligible Director has completed a full term of service and he or she does not stand for re-election at the completion of such term. Promptly after the vesting date and satisfaction of all applicable restrictions, the Company shall, as applicable, either remove the notations on any shares issued in book entry form that have met such conditions or deliver to the Participant holding the Award (to the extent that the certificate(s) had not previously been delivered) a certificate or certificates evidencing the number of the shares of Common Stock as to which the restrictions have lapsed. Book entries shall be made, or certificates shall be delivered, as applicable, evidencing vested shares (and any other amounts deliverable in respect thereof shall be delivered and paid) only to the Participant or his or her personal representative, as the case may be."

SECTION 9

EFFECTIVE DATE AND TERM OF THE PLAN

  2.
  The first paragraph of Section 9 is amended in its entirety to read as follows:

          "The Plan was originally approved by the Company's Board July 30, 1996, was amended and restated effective on May 9, 2006 and subsequently amended on July 11, 2006, and was amended and restated effective September 28, 2007 and subsequently amended hereby on December 17, 2007. Awards granted under this Plan prior to the Restatement Date shall be governed by the provisions of the applicable prior version of this Plan. Awards granted under this Plan on or after the Restatement Date shall be subject to the terms and conditions set forth herein and any applicable amendment hereof."

SECTION 10

GENERAL PROVISIONS

  3.
  Subsection 10(a) is amended in its entirety to read as follows:

          "Representations by Participants.    The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring the shares of Common Stock without a view to distribution or other disposition thereof. Such shares may include any legend or notation, as applicable, that the Company deems appropriate to reflect any restrictions on transfer."

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        IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment.

GUESS?, INC.
/s/ CARLOS ALBERINI Name: Carlos Alberini Title: President and C.O.O.

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  Exhibit 10.8
FIRST AMENDMENT TO THE GUESS?, INC. 2006 NON-EMPLOYEE DIRECTORS' STOCK GRANT AND STOCK OPTION PLAN (As Amended and Restated Effective September 28, 2007)